SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report
(Date of Earliest Event Reported):
March 25, 2009

UNITED MORTGAGE TRUST
(Exact Name of Registrant as Specified in its
Governing Instruments)
(a Maryland trust)

Commission File Number 333-10109

(IRS Employer Identification)Number 75-6496585)

1301 Municipal Way
Grapevine, Texas 76051
(address of principal executive offices)

Registrant's telephone number, including area code: (214) 237-9305

ITEM 7.01  REGULATION FD DISCLOSURE.

On March 25 and March 26, 2009, Mr. Todd Etter, Chairman of UMT Holdings, LP, will make a presentation via a listen only access conference telephone call to registered representatives of certain broker-dealers on the following dates and times:

March 25 4:00 PM CST	March 26 4:00 PM CST

The presentation may also be made to other registered representatives and other persons on future dates and at times that are currently unspecified.  The presentation is attached as Exhibit 99.1 to this report and is incorporated herein by reference. Links to an audio version of the presentation and to Exhibit 99.1 are also available on the Investor Relations section of the United Mortgage Trust website at www.unitedmortgagetrust.com.

The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

The following exhibit is included with this Report:

99.1. United Mortgage Trust Presentation, March 25 and 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED MORTGAGE TRUST
March 25, 2009                                  /s/ Christine A. Griffin
                                                            Christine A. Griffin
                                                            President